UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

WEBSENSE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10240 Sorrento Valley Road, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 28, 2008, Websense, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended September 30, 2008.  A copy of the press release is attached as Exhibit 99.1.  The information in this Item and the exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item and the exhibit attached hereto shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2008, the Board of Directors of the Company adopted the Amended and Restated Bylaws (the “Restated Bylaws”) of the Company to supersede and replace the Company’s existing Bylaws.  The following is a summary of the principal substantive changes effected by adoption of the Restated Bylaws:

(i) The amendment clarifies the advance notice requirements for a board nomination or other business to be brought by a stockholder for both annual and special meetings;

(ii) The amendment requires a stockholder proponent of a board nomination or other business to fully disclose additional information regarding ownership interest in the advance notice to the Company;

(iii) The amendment requires a stockholder nominating a person for election as a director to include in the advance notice certain biographical information about each director nominee as well as a questionnaire completed by each director nominee that requires the nominee to disclose any voting commitments the nominee may have with a third person and a commitment by the nominee to comply with the Company’s corporate governance standards if elected;

(iv) The amendment adds a provision relating to the voting of stock that is jointly held;

(v) The amendment specifies the need for a stockholder providing advance notice of a board nomination or other business to update and supplement such notice;

(vi) The amendment adds additional provisions relating to notices by the Company, including provisions concerning affidavits of mailing, notices to person with whom communication is unlawful and notices to stockholders sharing an address.

The preceding is qualified in its entirety by reference to the Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Number	Description
3.1	Amended and Restated Bylaws of Websense, Inc.
99.1	Press release issued by Websense, Inc. on October 28, 2008 relating to financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: October 28, 2008	/s/ Dudley Mendenhall
Dudley Mendenhall
Sr. Vice President and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index

Number	Description
3.1	Amended and Restated Bylaws of Websense, Inc.
99.1	Press release issued by Websense, Inc. on October 28, 2008 relating to financial results.